Number                                                     Shares
                    (LOGO CONSISTING OF THREE
                 TRIANGLES FORMING THE LETTER K)
____________                                         ____________
                         KASH N' KARRY
                       FOOD STORES, INC.

COMMON STOCK                                    CUSIP 48577P 10 6

PAR VALUE $.01                 SEE REVERSE FOR CERTAIN DEFINITIONS

      INCORPORATION UNDER THE LAWS OF THE STATE OF DELAWARE
 THIS CERTIFICATE IS TRANSFERABLE IN HARTFORD, CONNECTICUT AND
                      NEW YORK, NEW YORK

THIS CERTIFIES that_______________________________________________

is the owner of___________________________________________________

   FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE, Of KASH N' KARRY FOOD STORES, INC., transferable on the books of the Corporation only by the registered holder hereof, in person or by duly authorized attorney, upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Corporation's Restated Certificate of Incorporation, as amended. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

  WITNESS the seal of the Corporation and the signatures of its duly authorized officers.

Dated:

Countersigned and Registered:       Attest:/s/ Richard D. Coleman
SHAWMUT BANK CONNECTICUT, N.A.             Secretary

Transfer Agent                      By:/s/R. P. Springer
and Registrar                          Executive Vice President


By:___________________________



Authorized Signature

                   Kash n' Karry Food Stores, Inc.
                              CORPORATE
                                SEAL
                                1988
                              DELAWARE
(reverse side of certificate)

                 KASH N' KARRY FOOD STORES, INC.

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE PARTICIPATING, OPTIONAL, OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OF THE CORPORATION OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. COPIES OF SUCH STATEMENT ARE ALSO ON FILE WITH THE TRANSFER AGENT AND ARE AVAILABLE TO ANY STOCKHOLDER WITHOUT CHARGE UPON APPLICATION TO THE TRANSFER AGENT.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM -as tenants in common  UNIF GIFT MIN ACT -__ Custodian __
                                                (Cust)     (minor)
TEN ENT -as tenants              Under Uniform Gifts to Minors Act
by the entireties

JT TEN  -as joint tenants with
         with right of survivorship
         and not as tenants in common

Additional abbreviations may also be used though not in the above list.

    FOR VALUE RECEIVED, ___________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
_________________________________________________________________

_________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)
_________________________________________________________________

_________________________________________________________________

_____________________________________________ Shares of the Common
Stock represented by the within Certificate, and do hereby irrevocable constitute ____________________________________________

_________________________________________________________________
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated:______________________

(continuation of reverse side)
                                    _____________________________

                                    _____________________________
                         NOTICE:    The signature to this
                                    assignment must correspond
                                    with the name as written upon
                                    the face of the Certificate,
                                    in every particular, without
                                    alteration or enlargement, or
                                    any change whatever.


            SIGNATURE GUARANTEE:    _____________________________
                                    Your signature must be
                                    guaranteed by an eligible
                                    guarantor institution
                                    which is a member of the
                                    Securities Transfer Agents
                                    Medallion Program, the
                                    Stock Exchanges Medallion
                                    Program or the New York
                                    Stock Exchange Medallion
                                    Signature Program.



























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